SCUDDER
                                                                     INVESTMENTS


Scudder Japanese Equity Fund

Supplement to the currently effective prospectuses

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The following replaces the information in "The portfolio managers" section of the prospectuses:

The following people are responsible for the management of the fund. Mr. Chihara is the fund's Lead Portfolio Manager and is responsible for the day-to-day management of the fund.


Kenji Chihara                              Ryuta Iimura
Director of Deutsche Asset Management      Associate of Deutsche Asset
(Japan) Ltd. and Lead Portfolio Manager    Management and Portfolio Manager of
of the fund.                               the fund.
o   Joined Deutsche Trust Bank in 1997     o   Joined Deutsche Trust Bank in
    and transferred to Deutsche Asset          2001 and transferred to Deutsche
    Management (Japan) Ltd. in October         Asset Management in 2005.
    2005.                                  o   Over 4 years of investment
o   Joined the fund in 2005.                   industry experience and 2 years
o   Formerly Chief Investment Officer          of other industry experience.
    of Deutsche Trust Bank.                o   Previously served as Sales &
o   Over 18 years of investment                Marketing Staff specializing in
    industry experience.                       edible oil and fats, at Nissho
o   Previously served as Japanese              Iwai Corporation.
    Equity Fund Manager at Okasan          o   MS, University of Tokyo.
    Investment Management for five
    years and in various positions at
    Okasan Securities for five years
    prior to joining Deutsche Asset
    Management Group.
o   BA, Kyushu University, Chartered
    Member of the Security Analysts
    Association of Japan.









               Please Retain This Supplement for Future Reference


November 7, 2005
SJEF-3600